united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright St. Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 11/30

Date of reporting period: 11/30/16

Item 1. Reports to Stockholders.

Monte Chesapeake Macro Strategies Fund

Class A Shares (Symbol: MHBAX)
Class C Shares (Symbol: MHBCX)
Class I Shares (Symbol: MHBIX)

Annual Report

November 30, 2016

1-855-542-4642

Distributed by Northern Lights Distributors, LLC
Member FINRA

Monte Chesapeake Macro Strategies Fund

Dear Shareholder,

For the short term fixed income portion during the fiscal year ended 11/30/2016, the assets were invested in institutional money-market funds, and short to medium term fixed income Exchange Traded Funds (“ETFS”) and Mutual Funds. The short term fixed income portfolio will continue to diversify further across these instruments as the assets in the fund grow. The objective for this portion of the portfolio is to maximize interest earnings on excess cash, while balancing credit and yield curve risk. (3) For the managed futures portion of the strategy, the fund accesses the macro program managed by Chesapeake Capital, a registered Commodity Trading Advisor and registered Investment Advisor: The Macro program includes the Diversified Program and the Long Short Stock Program. The programs continue to employ a disciplined systematic trading style by primarily implementing a trend-following (4) approach that uses the Managed Futures Manager’s proprietary computerized trading models that emphasize mathematical and quantitative techniques to identify and exploit intermediate and long-term price trends. Multiple trading models are utilized to seek to obtain potential beneficial returns and provide an important level of diversification. The fund invests across a broad array of global markets including fixed income, equity indices, single stock futures, commodities and currencies from both the long and short (5) sides of the market The systematic multi model based program incorporates a disciplined and robust risk management system. For the 12 months ended November 30, 2016, Class A shares were -6.12%, A with load: -11.26%; Class C shares -6.71% and Class I shares -5.82%. This compares to a primary benchmark for the fund, the Barclay Global Macro Index which was -1.44%(1). During the same period, the S&P 500 was +8.06%(2). A dividend in the amount of $0.1419 per share for Class A shares was paid on December 15, and $0.2104 per share for Class I shares reflecting income on short to medium term fixed income holdings.

The first quarter of the fiscal year was slightly negative for the fund led by December 2015 with most sectors ending the year on a rather quiet note. Energies posted the largest profits as oil prices continued to decline on increased supplies and weaker Chinese demand. Grains were also profitable. A stronger US Dollar and weak global interest were beneficial to short positions in wheat and meal. Metals were the worst performing sector in December. A rally in lead and platinum prices were responsible for the weaker performance. Currencies also posted losses in December. Although the US Dollar was stronger against most currencies, a rally in the euro led to weaker performance in the sector. Trading a diversified portfolio allows one to wade through times of uncertainty. .. Concern over China’s economic health, which continued to weigh on the region, had a significant impact on the markets in January. This was similar to what was witnessed at the end of 2015, putting most commodities and stocks on the defensive. To compound matters the U.S. Federal Reserve concluded their two day meeting with softer rhetoric than most expected regarding their time frame for future interest rate hikes. However the markets did receive a bit of a reprieve when the Bank of Japan announced at its month end meeting that it will be imposing negative interest rates in an effort to jump start their economy. Interest rates were our most profitable sector with each market in the group posting positive numbers. 10 year bonds particularly in the US, UK and Asia fared the best. Currencies also posted positive results as the US dollar continued to strengthen against the British Pound, Mexican Peso and New Zealand Dollar. Conversely equities was the worst performing sector. Although the fund did see positive performance in its short positions in most Asian and US indices, the sector was weighed down due to poor performance in single stock futures, particularly in the financial stocks.

The second quarter started off with losses in March Reversals in a number of trends coupled with short term high correlation were the underlying themes in March. The rebound in oil helped drive commodity prices higher. Meanwhile, dovish comments regarding US interest rates by Federal Reserve Chairwoman Yellen kept the US Dollar under pressure and supported global equities. Currencies were the worst performing sector as the US dollar struggled against most major counterparts. The Federal Reserve concluded their two day meeting in March by leaving interest rates unchanged due to the uncertain global economic environment. This caused the US Dollar to retreat particularly against the Euro, Polish and Scandinavian currencies. The stock positions also performed poorly this month as most US major indices closed near 2016 highs. Easy monetary policy, better than expected US economic numbers, and a rebound in oil and other commodity prices drove stocks higher which adversely affected our short positions in global indices. Meats were the best performing sector as the feeder and live cattle positions benefited from falling prices. As trends begin to change a pullback in performance like we saw in March, while difficult, is not unexpected. Our algorithms have systematically reduced exposure in markets where the long term trend has not materialized. They also have allowed us to enter into new markets where trends have emerged. Along with trading a diversified portfolio, Chesapeake’s long term, systematic approach has allowed us to successfully weather climates like this in the past. The general theme in April was similar to March as the unwinding of long US Dollar positions and short commodity positions continued. Metals was the weakest performing sector as a rally in both the industrial and precious metal prices contributed to losses. Grains also struggled during the month. Short positions in the sector were adversely affected by dry weather in South America. Currencies were the best performing sector. The Bank of Japan’s decision to leave monetary policy steady disappointed investors and drove the yen significantly higher against most of its counterparties. This was beneficial to the long yen positions and more than covered losses in most of our outright US Dollar positions. While Chesapeake entered the year short most major commodities and global indices, the market movement over the past several months has led to changes in our portfolio makeup. In commodities we have flattened out some of the London metal positions, platinum and soybean meal while going long gold, silver, soybeans and soybean oil to mention a few. There were also some reversals in global indices. In volatile times like this it is encouraging to see new trends developing in these markets which have helped to offset losses. May was profitable as the primary focus seemed to be centered on the US Federal Reserve meeting which concluded leaving investors with the expectation of a possible rate hike in the states later this summer. While our US fixed income position finished the month unchanged, Chesapeake profited from higher foreign bond prices, particularly in Australia and Canada. Concerns of a rate hike also supported the currency sector as the US dollar strengthened against the Swiss franc, Mexican peso and Polish dollar. The commodity sector as a whole was also profitable. The potential for higher rates weighed on palladium and nickel prices while a slow harvest in Argentina supported the long soybean and soybean meal positions.

The third quarter started off with positive performance in June led by significant gains in the currency and interest rate sectors. Both were heavily influenced by the UK’s decision to leave the European Union as more than 30 million Britons participated in the historic referendum in late June. Currencies were our best performing sector. Short positions in the British Pound, specifically against the Japanese Yen, Euro and US dollar were profitable. The fund also posted gains in the Japanese Yen crosses as that currency continues to strengthen. Fixed income finished in positive territory as well. Ten year bonds in the US, Canada, and the UK all moved higher in June as the Brexit vote caused a flight to quality into global treasuries. As a whole, commodities returns were positive. Our long sugar position benefitted from favorable weather and supply concerns while our long soybean position profited from fewer planted acres than anticipated. Although performance was relatively unchanged in July, it was not one of your typical quiet summer months. Fresh off of the surprising results from the Brexit vote in late June and the volatility that followed, the markets also had to contend with a disappointing financial stimulus package from the Japanese government, a US Federal Reserve decision that left rates on hold in late July as well as the looming US presidential election. These macro events proved beneficial to our financial positions. Fixed income performed the best in July as global bonds continued to outperform, particularly in Australia and the UK. Currencies also contributed positively to the portfolio, where long Euro crosses and long Yen crosses posted the largest gains. While commodities had a minimal impact on performance, the energy sector was profitable as our short oil positions gained on an unexpected rise in inventories. Meanwhile, performance in the grains was negative due to declining bean prices, where better than expected rains have driven prices lower. Due to Chesapeake’s long term systematic approach and diversified portfolio The fund was able to successfully navigate the short term volatility, which stemmed from the global economic and political uncertainty in July. Performance was negative in August as the possibility of higher interest rates in the US weighed on most of our sectors. Global equities and fixed income prices retreated during the month as Federal Reserve policy makers seemed upbeat about the US economic and job outlook and may look to raise rates before year end. Commodities were adversely affected as well as higher rates make commodities denominated in US dollar more expensive to buy. This was evident in losses in our long positions in the metals (platinum, palladium and silver) and the softs (cotton and London coffee). With this being said, the fund was able to profit from short positions in the grains due to falling corn and wheat prices which were driven down by an excess in supply. With the summer winding down and lighter volumes apparent in the markets, the uncertainty stemming from speculation over what action the Federal Reserve will do with interest rates in the impending months had a larger impact on our positions than usual.

The fourth quarter started off with a positive September, led by favorable moves in commodities and currencies. Positive performance in the commodities was paced by the Softs, particularly sugar. Raw sugar futures surged to a four year high on output concerns in Brazil, the world’s largest grower. Livestock also had a profitable month as worries over rapidly increasing beef production weighed on cattle prices. While in metals, strong performance was largely due to an increase demand in both palladium and lead. Although most sectors in the commodities were positive, the Grains experienced a pullback due to rising US wheat prices. In the financials, the Currency sector was the biggest gainer led by our long position in the Norway/Swedish cross. This currency pair rallied significantly as the Swedish Central Bank continued its negative interest rate policy. The fund also profited from declining sterling prices due to fallout from the Brexit vote and rallying yen prices on concerns over the Japanese Central Bank’s monetary policy. Fixed Income struggled during the month. The lack of intervention from the European Central Bank and the fear that Japan may follow suit weighed on global fixed income. Lastly, stocks were somewhat softer during the month due to weakness in consumer goods. While the Currencies continue to be profitable, more than half of our gains came from the commodities in September. We believe this diversification and long term systematic approach are key to the investment philosophy. The increased likelihood that the Federal Reserve may raise interest rates by year end had a significant impact on performance in October. Fixed income was effected the most as the possibility of higher rates weighed on our long term US bond prices. Meanwhile, bonds prices in Australia also declined as their central bank appears to have changed its stance on rates from an easing to a neutral position. While the prospect of higher rates was beneficial to long US currency positions, particularly against the British Pound, Polish Zloty and Swedish Krona, it did weigh on our US equity positions. In commodities, coffee prices traded to a two year high on supply worries but this was offset by the selloff in metals prices as the stronger US dollar negatively impacted palladium, silver and lead prices. Performance was negative in November as reaction to the election had an adverse effect on our financial and softs positions. The most significant impact on the financial sector was in the currencies due to a reversal in the long yen trade. After the election, the dollar surged to a 5 month high against the yen as president-elect Donald Trump’s proposals to cut taxes and increase spending raised expectations of higher interest rates in the US, a bullish sign for the US Dollar. These potential policies also had an adverse effect on our long US fixed income positions as prices declined significantly post-election. The rising US Dollar against other currencies had a negative influence on the softs markets. In Brazil, the world’s largest coffee producer, the local currency dropped 9% against the dollar following the election. Due to this, farmers in the country dumped their harvests on the global markets, putting pressure on coffee prices. In the UK, cocoa prices drove to a three year low during the month as the battered British Pound and larger cocoa crop drove prices lower. On the upside, metals posted positive performance during November. A rally in London metals such as copper and lead were attributed to the president-elect’s infrastructure stimulus plan which was announced during his victory speech.

We thank you for your support of the Monte Chesapeake Macro Strategies Fund.

Sincerely,

Annette A. Cazenave
CIO,, Mutual Funds, Monte Capital Group

(1)	Effective July 14, 2015, the Fund changed its primary benchmark from the BTOP 50 Index to the Barclays Global Macro Index, to align better with the neutral state of the Fund’s revised investment strategy. Global Macro managers carry long and short positions in any of the world’s major capital or derivative markets. These positions reflect their views on overall market direction as influenced by major economic trends and or events. The portfolios of these funds can include stocks, bonds, currencies, and commodities in the form of cash or derivatives instruments. Most funds invest globally in both developed and emerging markets.

The Barclay Global Macro Index is an unmanaged index that tracks the performance of approximately 175 global macro funds. The Index performance is calculated as soon as the monthly returns for the underlying funds are recorded. Only funds that provide Barclay with net returns are included in the index calculation. §Estimated performance for November 2015 calculated with reported data from 155 funds as of January 13, 2016. At this writing Barclay has indicated the 12 month index figure calculated of 3.99% is estimated. Investing in an Index is not possible. http://www.barclayhedge.com/research/indices/ghs/Global_Macro_Index.html

(2)	S&P: refers to the Standard & Poor’s 500 Index. The S&P 500® Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

(3)	Yield: refers to the actual interest received on a fixed income instrument

(4)	Trend-following refers to a an investment style which attempts to identify price trends

(5)	Long refers to an initial market position taken with a purchase. Short: refers to a market position taken with a sale.

5037-NLD-01/17/2017

Monte Chesapeake Macro Strategies Fund
PORTFOLIO REVIEW (Unaudited)
November 30, 2016

The Fund’s performance figures* for the periods ending November 30, 2016, compared to its benchmark:

	Annualized
			Since Inception
	One Year	Three Year	December 16, 2011
Monte Chesapeake Macro Strategies Fund - Class A	(6.12)%	(5.05)%	(4.95)%
Monte Chesapeake Macro Strategies Fund- Class A with load **	(11.26)%	(6.82)%	(6.03)%
Monte Chesapeake Macro Strategies Fund - Class I	(5.82)%	(4.74)%	(4.71)%
Monte Chesapeake Macro Strategies Fund - Class C	(6.71)%	(5.40)%	(5.38)%
The Barclays Global Macro Index ***	(1.44)%	2.39%	2.74%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s total annual operating expenses are 3.52%, 4.27% and 3.27% for Class A, Class C and Class I, respectively per the March 29, 2016 prospectus. For performance information current to the most recent month-end, please call 1-855-542-4642.

**	Fund return is calculated using the maximum sales charge of 5.50%.

***	Global Macro managers carry long and short positions in any of the world’s major capital or derivative markets. These positions reflect their views on overall market direction as influenced by major economic trends and or events. The portfolios of these funds can include stocks, bonds, currencies, and commodities in the form of cash or derivatives instruments. Most funds invest globally in both developed and emerging markets.

Comparison of the Change in Value of a $10,000 Investment | December 16, 2011– November 30, 2016
Past performance is not necessarily indicative of future results.

****	Initial investment has been adjusted for the maximum sales charge of 5.50%.

Holdings by type of investment *	% of Net Assets
Open Ended Mutual Funds	31.2%
Short-Term Investment	28.6%
Exchange Traded Fund	13.3%
Other Assets Less Liabilities	26.9%
100.0%

*	Holdings by type of Investment does not include derivative exposure.

Please refer to the Consolidated Portfolio of Investments and the Shareholder Letter in this annual report for a detailed analysis of the Fund’s holdings.

Monte Chesapeake Macro Strategies Fund
Consolidated Portfolio of Investments
November 30, 2016

Shares		Value
	EXCHANGE TRADED FUND - 13.3%
	DEBT FUND - 13.3%
49,902	Vanguard Short - Term Corporate Bond ETF (Cost - $3,999,925)	$3,963,217

	OPEN ENDED MUTUAL FUNDS - 31.2%
	DEBT FUNDS - 31.2%
211,405	BlackRock Low Duration Bond Portfolio - Institutional Class	2,027,378
271,928	BMO Short - Term Income Fund - Institutional Class	2,547,970
455,025	MassMutual Premier Short - Duration Bond Fund - Institutional Class	4,723,156
	TOTAL OPEN ENDED MUTUAL FUNDS (Cost - $9,340,275)	9,298,504

	TOTAL INVESTMENTS - 44.5% (Cost - $13,340,200) (b)	$13,261,721
	OTHER ASSETS LESS LIABILITIES - 55.5%	16,508,905
	NET ASSETS - 100.0%	$29,770,626

		Unrealized
		Appreciation
Contracts	Open Futures Contracts	(Depreciation)
	LONG FUTURES CONTRACTS * - 3.0%
31	3M Co. Future, December 2016
	(Underlying Face Amount at Value $532,425)	(25,885)
36	Accenture PLC Future, December 2016
	(Underlying Face Amount at Value $429,984)	23,567
54	Allstate Corp. Future, December 2016
	(Underlying Face Amount at Value $377,568)	(3,131)
3	Alphabet, Inc. Future, December 2016
	(Underlying Face Amount at Value $232,779)	(10,557)
61	Altria Group, Inc. Future, December 2016
	(Underlying Face Amount at Value $389,973)	(16,067)
4	Amazon.com, Inc. Future, December 2016
	(Underlying Face Amount at Value $300,244)	(13,425)
14	American Express Co. Future, December 2016
	(Underlying Face Amount at Value $100,856)	392
14	Apache Corp. Future, December 2016
	(Underlying Face Amount at Value $92,330)	6,054
46	AT&T, Inc. Future, December 2016
	(Underlying Face Amount at Value $177,698)	(12,229)
10	AUD/CAD X-RATE Future, December 2016
	(Underlying Face Amount at Value $1,474,490)	11,173
5	AUD/USD Currency Future, December 2016
	(Underlying Face Amount at Value $369,300)	(13,900)
55	AUST 3YR Bond Future, December 2016
	(Underlying Face Amount at Value $3,986,061)	(73,639)
34	Baker Hughes, Inc. Future, December 2016
	(Underlying Face Amount at Value $218,722)	20,945
112	Bank of America Corp. Future, December 2016
	(Underlying Face Amount at Value $236,544)	31,609
45	Bank of New York Mellon Future, December 2016
	(Underlying Face Amount at Value $213,390)	5,007
26	Berkshire Hathaway, Inc. Future, December 2016
	(Underlying Face Amount at Value $409,370)	16,250
4	BIOGEN, Inc. Future, December 2016
	(Underlying Face Amount at Value $117,636)	(6,151)
22	Boeing Co. Future, December 2016
	(Underlying Face Amount at Value $331,254)	7,605

The accompanying notes are an integral part of these consolidated financial statements.

Monte Chesapeake Macro Strategies Fund
Consolidated Portfolio of Investments (Continued)
November 30, 2016

		Unrealized
		Appreciation
Contracts	Open Futures Contracts	(Depreciation)
	LONG FUTURES CONTRACTS (Continued) * - 3.0%
32	BRAZIL REAL Future, March 2017
	(Underlying Face Amount at Value $919,680)	$4,800
30	Canola Future (WCE) Future, January 2017
	(Underlying Face Amount at Value $234,360) (a)	(897)
29	Capital One Financial Corp. Future, December 2016
	(Underlying Face Amount at Value $243,716)	11,279
28	CATERPILLAR, INC. Future, December 2016
	(Underlying Face Amount at Value $267,596)	24,227
3	Celgene Corp. Future, December 2016
	(Underlying Face Amount at Value $35,550)	(1,774)
28	Chevron Corp. Future, December 2016
	(Underlying Face Amount at Value $312,368)	21,206
86	Cisco Systems, Inc. Future, December 2016
	(Underlying Face Amount at Value $256,452)	(15,585)
54	Citigroup, Inc. Future, December 2016
	(Underlying Face Amount at Value $304,506)	13,075
3	CNH7 Comodity Future, March 2017
	(Underlying Face Amount at Value $309,862)	(800)
51	COFF ROBUSTA Future, March 2017
	(Underlying Face Amount at Value $1,030,200) (a)	(35,320)
10	Coffee “C” Future, March 2017
	(Underlying Face Amount at Value $564,750) (a)	(70,125)
24	Colgate-Palmolive Co. Future, December 2016
	(Underlying Face Amount at Value $156,552)	(19,525)
55	Comcast Corp. Future, December 2016
	(Underlying Face Amount at Value $382,305)	18,063
4	Costco Wholesale Corp. Future, December 2016
	(Underlying Face Amount at Value $60,048)	(1,147)
19	Cotton No.2 Future, March 2017
	(Underlying Face Amount at Value $680,010) (a)	16,815
6	Devon Energy Corp. Future, December 2016
	(Underlying Face Amount at Value $28,998)	1,768
60	Dow Chemical Co. Future, December 2016
	(Underlying Face Amount at Value $334,320)	9,341
9	Emerson Electric Co. Future, December 2016
	(Underlying Face Amount at Value $50,796)	807
18	EUR/SEK Future, December 2016
	(Underlying Face Amount at Value $2,380,511)	40,282
10	EURO/GBP Future, December 2016
	(Underlying Face Amount at Value $1,323,896)	6,014
7	Exelon Corp. Future, December 2016
	(Underlying Face Amount at Value $22,757)	(1,665)
50	Exxon Mobil Corp. Future, December 2016
	(Underlying Face Amount at Value $436,550)	(8,434)
20	FEDEX Corp. Future, December 2016
	(Underlying Face Amount at Value $383,360)	39,063
24	General Dynamics Corp. Future, December 2016
	(Underlying Face Amount at Value $420,864)	45,687
38	General Electric Co. Future, December 2016
	(Underlying Face Amount at Value $116,888)	(880)
33	General Mills, Inc. Future, December 2016
	(Underlying Face Amount at Value $201,102)	(22,377)
17	Goldman Sachs Group, Inc. Future, December 2016
	(Underlying Face Amount at Value $372,810)	46,132

The accompanying notes are an integral part of these consolidated financial statements.

Monte Chesapeake Macro Strategies Fund
Consolidated Portfolio of Investments (Continued)
November 30, 2016

		Unrealized
		Appreciation
Contracts	Open Futures Contracts	(Depreciation)
	LONG FUTURES CONTRACTS (Continued) * - 3.0%
44	Halliburton Co. Future, December 2016
	(Underlying Face Amount at Value $233,596)	$32,608
5	Home Depot, Inc. Future, December 2016
	(Underlying Face Amount at Value 64,705)	(1,360)
67	HP, Inc. Future, December 2016
	(Underlying Face Amount at Value $103,180)	721
1	ILS/USD Future, December 2016
	(Underlying Face Amount at Value $260,850)	(4,560)
79	INTEL Corp. Future, December 2016
	(Underlying Face Amount at Value $274,130)	(16,478)
17	International Bus Machine Future, December 2016
	(Underlying Face Amount at Value $275,774)	4,718
37	Johnson & Johnson future, December 2016
	(Underlying Face Amount at Value $411,847)	(31,076)
61	JP Morgan Chase Co. Future, December 2016
	(Underlying Face Amount at Value $489,037)	69,987
48	KRONE/KRONA PAIR Future, December 2016
	(Underlying Face Amount at Value $2,814,120)	151,316
15	LME Aluminum Forward Future, January 2017
	(Underlying Face Amount at Value $649,500) (a)	(10,531)
8	LME Copper Forward Future, January 2017
	(Underlying Face Amount at Value $1,163,850) (a)	99,825
16	LME Lead Forward Future, January 2017
	(Underlying Face Amount at Value $943,400) (a)	107,000
4	LME Nickel Forward Future, January 2017
	(Underlying Face Amount at Value $270,000) (a)	(6,942)
13	LME Zinc Forward Future, January 2017
	(Underlying Face Amount at Value $876,525) (a)	112,775
18	Lockheed Martin Corp. Future, December 2016
	(Underlying Face Amount at Value $477,486)	38,764
3	LONG GILT Future, March 2017
	(Underlying Face Amount at Value $462,341)	2,641
40	MasterCard, Inc. Future, December 2016
	(Underlying Face Amount at Value $408,840)	1,748
4	Medtronic PLC Future, December 2016
	(Underlying Face Amount at Value $29,204)	(5,422)
52	Merck & Co., Inc. Future, December 2016
	(Underlying Face Amount at Value $318,188)	(10,209)
48	Metlife Co. Future, December 2016
	(Underlying Face Amount at Value $264,048)	11,189
42	Microsoft Corp. Future, December 2016
	(Underlying Face Amount at Value $253,092)	5,754
3	Monsanto Co. Future, December 2016
	(Underlying Face Amount at Value $30,816)	(1,650)
74	Morgan Stanley Future, December 2016
	(Underlying Face Amount at Value $306,064)	43,061
11	New Zealand Future, December 2016
	(Underlying Face Amount at Value $778,250)	(37,455)
29	NORFOLK SOUTHERN CORP. Future, December 2016
	(Underlying Face Amount at Value $308,763)	23,836
7	PALLADIUM Future, March 2017
	(Underlying Face Amount at Value $540,855) (a)	21,860
42	PepsiCo., Inc. Future, December 2016
	(Underlying Face Amount at Value $420,420)	(29,614)

The accompanying notes are an integral part of these consolidated financial statements.

Monte Chesapeake Macro Strategies Fund
Consolidated Portfolio of Investments (Continued)
November 30, 2016

		Unrealized
		Appreciation
Contracts	Open Futures Contracts	(Depreciation)
	LONG FUTURES CONTRACTS (Continued) * - 3.0%
2	Priceline Group, Inc. Future, December 2016
	(Underlying Face Amount at Value $210,700) (a)	11,383
50	Procter & Gamble Co. Future, December 2016
	(Underlying Face Amount at Value $412,300)	(30,490)
46	QUALCOMM INC. Future, December 2016
	(Underlying Face Amount at Value $313,398)	9,817
29	Raytheon Co. Future, December 2016
	(Underlying Face Amount at Value $433,666)	28,483
18	RUSSIAN RUBLE Future, December 2016
	(Underlying Face Amount at Value $699,300)	225
6	SCHLUMBERGER LTD Future, December 2016
	(Underlying Face Amount at Value $50,430)	2,677
5	SILVER FUTURE, March 2017
	(Underlying Face Amount at Value $412,050) (a)	(50)
4	Simon Property Group, Inc. Future, December 2016
	(Underlying Face Amount at Value $71,864)	(15,242)
16	SOYBEAN FUTURE, January 2017
	(Underlying Face Amount at Value $825,800) (a)	19,200
7	SOYBEAN MEAL Future, January 2017
	(Underlying Face Amount at Value $222,810) (a)	2,450
18	SOYBEAN OIL FUTURE, January 2017
	(Underlying Face Amount at Value $399,492) (a)	8,616
28	SUGAR #11 Future, March 2017
	(Underlying Face Amount at Value $621,242) (a)	(34,182)
57	Texas Instruments, Inc. Future, December 2016
	(Underlying Face Amount at Value $421,401)	27,035
29	UNION PACIFIC CORP. Future, December 2016
	(Underlying Face Amount at Value $293,886)	8,783
41	United Parcel Service, Inc. Future, December 2016
	(Underlying Face Amount at Value $475,313)	26,887
12	United Technologies Corp. Future, December 2016
	(Underlying Face Amount at Value $129,276)	1,635
33	UnitedHealth Group, Inc. Future, December 2016
	(Underlying Face Amount at Value $522,489)	74,086
100	US BANCORP Future, December 2016
	(Underlying Face Amount at Value $496,200)	49,081
51	USD/CNH PH Future, December 2016
	(Underlying Face Amount at Value $5,113,474)	67,352
8	USD/HUF Future, December 2016
	(Underlying Face Amount at Value $799,672)	52,046
21	USD/SEK Future, December 2016
	(Underlying Face Amount at Value $2,095,143)	68,051
18	Vanguard REIT ETF Future, December 2016
	(Underlying Face Amount at Value $144,702)	(17,209)
43	Visa Inc. Future, December 2016
	(Underlying Face Amount at Value $332,476)	(25,578)
25	Weyerhaeuser Co. Future, December 2016
	(Underlying Face Amount at Value $77,075)	(2,521)
36	WHITE SUGAR (ICE) Future, March 2017
	(Underlying Face Amount at Value $947,520)	(65,870)
	TOTAL FUTURES CONTRACTS PURCHASED	906,819

The accompanying notes are an integral part of these consolidated financial statements.

Monte Chesapeake Macro Strategies Fund
Consolidated Portfolio of Investments (Continued)
November 30, 2016

		Unrealized
		Appreciation
Contracts	Open Futures Contracts	(Depreciation)
	SHORT FUTURES CONTRACTS * - 0.2%
(96)	3 MO EUROYEN TFX FUTURE, March 2017
	(Underlying Face Amount at Value $21,051,216)	$4,918
(37)	90 Day Euro Future, September 2018
	(Underlying Face Amount at Value $9,091,825)	738
(9)	AUD/NZD X-RAT Future, December 2016
	(Underlying Face Amount at Value $1,331,977)	(10,593)
(21)	BP Currency Future, December 2016
	(Underlying Face Amount at Value $1,641,938)	111,563
(20)	Bristol-Myer Div Future, December 2016
	(Underlying Face Amount at Value $112,880)	(11,721)
(4)	BRITISH /SWISS Future, December 2016
	(Underlying Face Amount at Value $623,767)	10,409
(9)	BRITISH GBP/JPY Future, December 2016
	(Underlying Face Amount at Value $1,410,977)	(66,415)
(8)	CAD/JPY X-RATE Future, December 2016
	(Underlying Face Amount at Value $10,488)	(86,489)
(10)	Cattle Feeder Commodity Future, January 2017
	(Underlying Face Amount at Value $642,125) (a)	(76,625)
(11)	CHF Currency Future, December 2016
	(Underlying Face Amount at Value $1,353,550)	52,450
(7)	CHF/JPY Future, December 2016
	(Underlying Face Amount at Value $1,727,193)	(126,755)
(33)	Cocoa Future, March 2017
	(Underlying Face Amount at Value $788,370) (a)	31,440
(42)	CVS Health Corp. Future, December 2016
	(Underlying Face Amount at Value $322,938)	32,062
(13)	EUR/AUD Future, December 2016
	(Underlying Face Amount at Value $1,724,107)	32,656
(6)	EUR/CAD Future, December 2016
	(Underlying Face Amount at Value $793,730)	2,095
(6)	EUR/CHF Future, December 2016
	(Underlying Face Amount at Value $792,961)	(2,868)
(10)	EUR/NOK Future, December 2016
	(Underlying Face Amount at Value $1,324,862)	5,159
(73)	EURO CHF 3MO ICE Future, December 2017
	(Underlying Face Amount at Value $18,057,404)	(11,725)
(14)	EURO FX Currency Future, December 2016
	(Underlying Face Amount at Value $1,855,000)	89,356
(21)	EURO/HUF X-RT Future, December 2016
	(Underlying Face Amount at Value $2,226,044)	(39,280)
(12)	EURO/JPY Future, December 2016
	(Underlying Face Amount at Value $1,594,848)	(91,143)
(37)	Gilead Sciences Future, December 2016
	(Underlying Face Amount at Value $272,690)	(3,745)
(26)	KC HRW WHEAT Future, March 2017
	(Underlying Face Amount at Value $533,325) (a)	21,125
(16)	LIVE CATTLE Future, February 2017
	(Underlying Face Amount at Value $716,480) (a)	(43,520)
(6)	LOW SU GASOIL Future, January 2017
	(Underlying Face Amount at Value $271,200) (a)	(6,750)
(27)	Lowe’s Cos., Inc. Future, December 2016
	(Underlying Face Amount at Value $190,485)	(10,374)

The accompanying notes are an integral part of these consolidated financial statements.

Monte Chesapeake Macro Strategies Fund
Consolidated Portfolio of Investments (Continued)
November 30, 2016

		Unrealized
		Appreciation
Contracts	Open Futures Contracts	(Depreciation)
	SHORT FUTURES CONTRACTS (Continued) * - 0.2%
(40)	MEXICAN PESO Future, December 2016
	(Underlying Face Amount at Value $971,000)	$106,600
(116)	MILL WHEAT EURO Future, March 2017
	(Underlying Face Amount at Value $1,024,415) (a)	19,983
(44)	Nike, Inc. - Class B D Future, December 2016
	(Underlying Face Amount at Value $693,572)	(2,164)
(3)	NY Harb USD Future, January 2017
	(Underlying Face Amount at Value $198,614) (a)	(13,301)
(11)	PLN/USD Future, December 2016
	(Underlying Face Amount at Value $1,309,000)	107,910
(21)	RED WHEAT Future, March 2017
	(Underlying Face Amount at Value $561,225) (a)	(16,013)
(3)	TRY/EUR Future, December 2016
	(Underlying Face Amount at Value $434,398)	1,940
(8)	TRY/USD Future, December 2016
	(Underlying Face Amount at Value $1,159,680)	24,095
(21)	US 2YR NOTE (CBT) Future, March 2017
	(Underlying Face Amount at Value $4,553,063)	(2,623)
(25)	US 5YR NOTE (CBT) Future, March 2017
	(Underlying Face Amount at Value $2,946,094)	3,133
(15)	US 10YR NOTE (CBT) Future, March 2017
	(Underlying Face Amount at Value $1,867,744)	5,304
(3)	US LONG BOND (CBT) Future, March 2017
	(Underlying Face Amount at Value $453,844)	94
(9)	USD/ZAR Currency Future, December 2016
	(Underlying Face Amount at Value $909,160)	17,735
(16)	WHEAT Future, March 2017
	(Underlying Face Amount at Value $322,200) (a)	10,400
	TOTAL SHORT FUTURES CONTRACTS PURCHASED	69,061

ETF - Exchange Traded Fund

*	The securities are non-income producing

(a)	All or portion of this instrument is a holding of MHB Fund Limited.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes (excluding futures) is $13,340,200 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$2,613
Unrealized Depreciation:	(81,092)
Net Unrealized Depreciation:	$(78,479)

The accompanying notes are an integral part of these consolidated financial statements.

Monte Chesapeake Macro Strategies Fund
Consolidated Statement of Assets and Liabilities
November 30, 2016

ASSETS
Investment securities:
At cost	$13,340,200
At value	$13,261,721
Cash	8,557,419
Cash denominated in foreign currency (Cost $369)	369
Deposit with broker for futures	6,980,912
Unrealized appreciation on futures contracts	2,297,936
Receivable for Fund shares sold	16,570
Dividends and interest receivable	6,558
Receivable for securities sold	22
Prepaid expenses and other assets	47,789
TOTAL ASSETS	31,169,296

LIABILITIES
Unrealized depreciation on futures contracts	1,322,056
Payable for Fund shares repurchased	16,570
Investment advisory fees payable	15,817
Payable to related parties	8,086
Distribution (12b-1) fees payable	200
Accrued expenses and other liabilities	35,941
TOTAL LIABILITIES	1,398,670
NET ASSETS	$29,770,626

Composition of Net Assets:
Paid in capital	$32,850,451
Undistributed net investment loss	(211,133)
Accumulated net realized loss from investments, futures and swaps	(3,766,462)
Net unrealized appreciation of investments, futures and swaps	897,770
NET ASSETS	$29,770,626

Net Asset Value Per Share:
Class A Shares:
Net Assets	$391,249
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	50,790
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a,b)	$7.70
Maximum offering price per share (net asset value plus maximum sales charge of 5.50%) (c)	$8.15

Class C Shares:
Net Assets	$30,110
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	4,001
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b,d)	$7.53

Class I Shares:
Net Assets	$29,349,267
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	3,764,785
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$7.80

(a)	Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed less than 18 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

(b)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

(c)	On investments of $25,000 or more, the sales load is reduced.

(d)	Investments in Class C shares redeemed within 12 months after purchase will be charged a CDSC of up to 1.00%.

The accompanying notes are an integral part of these consolidated financial statements.

Monte Chesapeake Macro Strategies Fund
Consolidated Statement of Operations
For the Year Ended November 30, 2016

INVESTMENT INCOME
Dividends	$493,744
Interest	22,919
TOTAL INVESTMENT INCOME	516,663

EXPENSES
Investment advisory fees	387,910
Transfer agent fees	65,242
Registration fees	66,075
Legal Fees	48,496
Administrative services fees	45,689
Accounting services fees	39,924
Compliance officer fees	20,361
Printing and postage expenses	17,034
Audit Fees	16,467
Trustees fees and expenses	12,825
Distribution fees- Class A Shares	6,429
Distribution fees- Class C Shares	505
Custodian fees	6,471
Insurance expense	1,514
Non 12b-1 shareholder servicing fees	522
Other expenses	10,110
TOTAL EXPENSES	745,574
Less: Fees waived by the Advisor	(232,219)
NET EXPENSES	513,355

NET INVESTMENT INCOME	3,308

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES, SWAPS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	(468,109)
Futures	(560,406)
Swaps	(2,478,836)
Foreign currency transactions	(71,800)
Net Realized Loss	(3,579,151)

Net change in unrealized appreciation on:
Investments	151,149
Futures	975,880
Swaps	618,401
Foreign Currency translations	369
Net Change in Unrealized Appreciation	1,745,799

NET REALIZED AND UNREALIZED LOSS	(1,833,352)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,830,044)

The accompanying notes are an integral part of these consolidated financial statements.

Monte Chesapeake Macro Strategies Fund
Consolidated Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	November 30, 2016	November 30, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$3,308	$(264,006)
Net realized gain (loss) on investments, futures, swaps and foreign currency transactions	(3,579,151)	531,438
Net change in unrealized appreciation (depreciation) on investments, futures, swaps and foreign currency translations	1,745,799	(888,978)
Net decrease in net assets resulting from operations	(1,830,044)	(621,546)

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains
Class A	(18,548)	—
Class C	(606)	—
Class I	(240,923)	—
Total distributions to shareholders	(260,077)	—

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	2,775,561	1,732,563
Class C	—	64,855
Class I	5,557,209	31,314,984
Reinvestment of dividends and distributions
Class A	18,257	—
Class C	606	—
Class I	240,923	—
Redemption fee proceeds:
Class A	20	13
Class C	1	—
Class I	649	184
Payments for shares redeemed
Class A	(4,180,874)	(990,952)
Class C	(29,976)	—
Class I	(150,855)	(15,236,797)
Net increase from shares of beneficial interest transactions	4,231,521	16,884,850

NET INCREASE IN NET ASSETS	2,141,400	16,263,304

NET ASSETS
Beginning of year	27,629,226	11,365,922
End of year *	$29,770,626	$27,629,226
* Includes undistributed net investment income of:	$(211,133)	$4,659

SHARE ACTIVITY
Class A:
Shares Sold	342,636	202,343
Shares Reinvested	2,221	—
Shares Redeemed	(529,870)	(115,907)
Net increase (decrease) in shares of beneficial interest outstanding	(185,013)	86,436

Class C:
Shares Sold	—	7,698
Shares Reinvested	75	—
Shares Redeemed	(3,782)	—
Net increase (decrease) in shares of beneficial interest outstanding	(3,707)	7,698

Class I:
Shares Sold	689,528	3,641,365
Shares Reinvested	29,027	—
Shares Redeemed	(18,954)	(1,757,455)
Net increase in shares of beneficial interest outstanding	699,601	1,883,910

The accompanying notes are an integral part of these consolidated financial statements.

Monte Chesapeake Macro Strategies Fund
Consolidated Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period

	Class A
					For the Period
	Year Ended November 30,				Ended November 30,
	2016	2015	2014	2013	2012 (a)

Net asset value, beginning of year	$8.28	$8.50	$9.08	$8.74	$10.00
Income (loss) from investment operations:
Net investment loss (b)	(0.04)	(0.13)	(0.17)	(0.17)	(0.06)
Net realized and unrealized gain (loss)	(0.46)	(0.09)	(0.41)	0.51	(1.20)
Total income (loss) from investment operations	(0.50)	(0.22)	(0.58)	0.34	(1.26)
Less distributions:
Distributions from net realized gains	(0.08)	—	—	—	—
Total distributions	(0.08)	—	—	—	—

Paid-in-Capital From Redemption Fees (c)	0.00	0.00	0.00	0.00	0.00

Net asset value, end of year	7.70	8.28	8.50	9.08	8.74

Total return (d)	(6.12)%	(2.59)%	(6.39)%	3.89%	(12.60	)% (e)
Net assets, end of year (in 000s)	$391	$1,953	$1,269	$6,175	$53
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (f,g)	2.81%	2.76%	9.22%	9.28%	251.19	% (h)
Ratio of net expenses to average net assets (g)	2.00%	2.00%	2.00%	2.00%	0.71	% (h)
Ratios of net investment income (loss) to average net assets (g)	(0.45)%	(1.56)%	(1.93)%	(1.85)%	(0.60	)% (h)
Portfolio turnover rate	5%	107%	181%	176%	0	% (e)

(a)	The Monte Chesapeake Macro Strategies Fund commenced operations on December 16, 2011.

(b)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Represent less than $0.01 per share.

(d)	Total returns shown exclude the effect of applicable sales charges and redemption fees.

(e)	Not Annualized.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(g)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(h)	Annualized.

The accompanying notes are an integral part of these consolidated financial statements.

Monte Chesapeake Macro Strategies Fund
Consolidated Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period

	Class C
					For the Period
	Year Ended November 30,				Ended November 30,
	2016	2015	2014	2013	2012 (a)

Net asset value, beginning of year	$8.15	$8.36	$8.98	$8.71	$10.00
Income (loss) from investment operations:
Net investment loss (b)	(0.08)	(0.17)	(0.23)	(0.23)	(0.10)
Net realized and unrealized gain (loss)	(0.46)	(0.04)	(0.39)	0.50	(1.19)
Total income (loss) from investment operations	(0.54)	(0.21)	(0.62)	0.27	(1.29)
Less distributions:
Distributions from net realized gains	(0.08)	—	—	—	—
Total distributions	(0.08)	—	—	—	—

Paid-in-Capital From Redemption Fees (c)	0.00	—	—	0.00	—

Net asset value, end of year	$7.53	$8.15	$8.36	$8.98	$8.71

Total return (d)	(6.71)%	(2.51)%	(6.90)%	3.10%	(12.90	)% (e)
Net assets, end of year (in 000s)	$30	$63	$0 (f)	$4	$14
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (g,h)	3.56%	3.51%	7.79%	25.04%	235.35	% (i)
Ratio of net expenses to average net assets (h)	2.75%	2.75%	2.75%	2.75%	1.16	% (i)
Ratios of net investment income (loss) to average net assets (h)	(0.98)%	(2.12)%	(2.69)%	(2.63)%	(1.05	)% (i)
Portfolio turnover rate	5%	107%	181%	176%	0	% (e)

(a)	The Monte Chesapeake Macro Strategies Fund commenced operations on December 16, 2011.

(b)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Represent less than $0.01 per share.

(d)	Total returns shown exclude the effect of applicable sales charges and redemption fees.

(e)	Not Annualized.

(f)	Actual amount of net assets is $84 for the year ended

(g)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(h)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(i)	Annualized.

The accompanying notes are an integral part of these consolidated financial statements.

Monte Chesapeake Macro Strategies Fund
Consolidated Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period

	Class I
					For the Period
	Year Ended November 30,				Ended November 30,
	2016	2015	2014	2013	2012 (a)

Net asset value, beginning of year	$8.36	$8.55	$9.11	$8.74	$10.00
Income (loss) from investment operations:
Net investment loss (b)	—	(0.11)	(0.14)	(0.15)	(0.13)
Net realized and unrealized gain (loss)	(0.48)	(0.08)	(0.42)	0.52	(1.13)
Total income (loss) from investment operations	(0.48)	(0.19)	(0.56)	0.37	(1.26)
Less distributions:
Distributions from net realized gains	(0.08)	—	—	—	—
Total distributions	(0.08)	—	—	—	—

Paid-in-Capital From Redemption Fees (c)	0.00	0.00	0.00	0.00	—

Net asset value, end of year	$7.80	$8.36	$8.55	$9.11	$8.74

Total return (d)	(5.82)%	(2.22)%	(6.15)%	4.23%	(12.60	)% (e)
Net assets, end of year (in 000s)	$29,349	$25,614	$10,097	$25	$437
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (f,g)	2.56%	2.51%	4.35%	16.29%	88.13	% (h)
Ratio of net expenses to average net assets (g)	1.75%	1.75%	1.75%	1.75%	1.63	% (h)
Ratios of net investment income (loss) to average net assets (g)	0.06%	(1.33)%	(1.67)%	(1.62)%	(1.50	)% (h)
Portfolio turnover rate	5%	107%	181%	176%	0	% (e)

(a)	The Monte Chesapeake Macro Strategies Fund commenced operations on December 16, 2011.

(b)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Represent less than $0.01 per share.

(d)	Total returns shown exclude the effect of applicable sales charges and redemption fees.

(e)	Not Annualized.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(g)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(h)	Annualized.

The accompanying notes are an integral part of these consolidated financial statements.

Monte Chesapeake Macro Strategies Fund

Notes to Consolidated Financial Statements

November 30, 2016

1.	ORGANIZATION

The Monte Chesapeake Macro Strategies Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust II (the “Trust”), a trust organized under the laws of the State of Delaware on August 26, 2010, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is income and capital appreciation. The Fund commenced operations on December 16, 2011.

The Fund currently offers three classes of shares: Class A, Class C and Class I shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.50%. Class C and Class I shares and are offered at net asset value. Each class of shares of the Fund has identical rights and privileges with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. The Fund’s share classes differ in the fees and expenses charged to shareholders. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are normally allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. These policies are in conformity with generally accepted accounting principles (“GAAP”). The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Futures and future options are valued at the final settled price, or, in the absence of a settled price, at the last sale price on the day of valuation. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations with remaining maturities in excess of sixty days are valued at current market prices by an independent pricing service approved by the Board. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open ended investment companies are valued at net asset value.

MHB Fund Limited (“MHB Ltd.”) is a wholly-owned and controlled foreign subsidiary of the Fund. Monte Capital Group, LLC (the “Advisor”) fair values MHB Ltd. and the underlying investments daily. The daily valuation is based on the current positions. The Advisor calculates an estimated profit and loss which is then used to determine a daily fair value NAV. The Advisor receives a daily estimated profit and loss figure from the counterparty which is compared to the Advisors estimated profit and loss. If the difference of these estimates exceeds the Advisor’s threshold, additional procedures are conducted by the Advisor which may include, but are not limited to reviewing prices of the underlying holdings and speaking with the accounting agent to further review valuation. The Advisor then makes a final determination on the fair value, using the Advisor’s estimate. The Advisor’s fair value NAV is back tested daily and reviewed by the Fund’s fair valuation committee on a regular basis. Effective June 1st, 2016, MHB Ltd. Started to invest directly in futures. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.

Monte Chesapeake Macro Strategies Fund

Notes to Consolidated Financial Statements (Continued)

November 30, 2016

The Fund may hold securities, such as private investments, securities, or temporarily interests in commodity pools, other non-traded illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Fair Value – The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Monte Chesapeake Macro Strategies Fund

Notes to Consolidated Financial Statements (Continued)

November 30, 2016

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of November 30, 2016 for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Fund	$3,963,217	$—	$—	$3,963,217
Open Ended Mutual Funds	9,298,504	—	—	9,298,504
Total Investments	$13,261,721	$—	$—	$13,261,721
Derivatives:
Futures	2,297,936	—	—	2,297,936
Total Investments	$15,559,657	$—	$—	$15,559,657

Liabilities
Derivatives:
Futures	$1,322,056	$—	$—	$1,322,056

*	Refer to the Consolidated Portfolio of Investments for industry classifications

The Fund did not hold any Level 3 securities during the year.

There were no transfers into or out of Level 1 and Level 2 during the current year presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

Swap Agreements – The Fund is subject to equity price risk and/or interest rate risk in the normal course of pursuing their respective investment objectives. The Fund may hold fixed-rate bonds, the value of which may decrease if interest rates rise and equities subject to equity price risk. The Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency) or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular, pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in

Monte Chesapeake Macro Strategies Fund

Notes to Consolidated Financial Statements (Continued)

November 30, 2016

a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the counterparty to the swap. Swap agreements may also involve fees, commissions or other costs that may reduce the Fund’s gains from a swap agreement or may cause the Fund to lose money. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Consolidated Statement of Operations.

Futures Contracts – The Fund is subject to commodity risk in the normal course of pursing its investment objective. The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities and interest rates. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates cash having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities. With Futures, there is a minimal counterparty credit risk to the Fund since futures are exchange traded and the Exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Consolidation of Subsidiaries – The consolidated financial statements of the Fund include MHB Ltd., a controlled foreign corporation (“CFC”) and wholly owned and controlled subsidiary. All inter-company accounts and transactions have been eliminated in consolidation.

The Fund may invest up to 25% of its total assets in MHB Ltd., which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies. A summary of the Fund’s investment in MHB Ltd. is as follows:

	Inception Date of	MHB Net Assets at	% Of Net Assets at
	MHB Ltd.	November 30, 2016	November 30, 2016
MHB Ltd.	7/30/2012	$2,407,320	8.1%

Security Transactions and Investment Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually in December. Distributable net realized capital gains, if any, are declared and distributed annually in December. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences

Monte Chesapeake Macro Strategies Fund

Notes to Consolidated Financial Statements (Continued)

November 30, 2016

do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund.

Federal Income Tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions on returns filed for 2013 through 2015 or expected to be taken in the Fund’s 2016 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

For tax purposes, MHB Ltd. is an exempted Cayman investment company. MHB Ltd. has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, MHB Ltd. is a controlled foreign corporation (“CFC”) and as such is not subject to U.S. income tax. However, a portion of MHB Ltd.’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

For the year ended November 30, 2016, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities amounted to $754,881 and $4,299,900, respectively.

Offsetting of Financial Assets and Derivative Assets

The Fund’s policy is to recognize a net asset or liability equal to the unrealized on futures contracts. The following table shows additional information regarding the offsetting of assets and liabilities at November 30, 2016.

Monte Chesapeake Macro Strategies Fund

Notes to Consolidated Financial Statements (Continued)

November 30, 2016

Gross Amounts Not Offset in the
Assets				Statement of Assets & Liabilities

		Gross Amounts Offset in the	Net Amounts of Assets Presented
	Gross Amounts of	Statement of Assets &	in the Statement of Assets &	Financial	Cash Collateral
	Recognized Assets	Liabilities	Liabilities	Instruments	Received	Net Amount
Futures	$2,297,936	$—	$2,297,936	$(1,322,056)	$—	$975,880

Gross Amounts Not Offset in the
Liabilities				Statement of Assets & Liabilities

		Gross Amounts Offset in the	Net Amounts of Liabilities
	Gross Amounts of	Statement of Assets &	Presented in the Statement of	Financial	Cash Collateral
	Recognized Liabilities	Liabilities	Assets & Liabilities	Instruments	Pledged	Net Amount
Futures	$(1,322,056)	$—	$(1,322,056)	$1,322,056	$—	$—

During the normal course of business, the Fund purchases and sells various financial instruments, which may result in market, credit and liquidity risks, the amount of which is not apparent from the consolidated financial statements.

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Assets and Liabilities as of November 30, 2016:

Derivative Investment Type	Location on the Consolidated Statement of Assets and Liabilities
Equity/Currency/Commodity	Unrealized appreciation/depreciation on futures
Interest rate contracts

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of November 30, 2016:

Asset Derivative Investment Value
				Interest	Total Value at
Derivative Investment Type	Equity	Currency	Commodity	Rate	November 30, 2016
Futures	$868,252	$971,524	$449,629	$8,531	$2,297,936

Liability Derivative Investment Value
				Interest	Total Value at
Derivative Investment Type	Equity	Currency	Commodity	Rate	November 30, 2016
Futures	$374,582	$504,484	$366,728	$76,262	$1,322,056

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the year ended November 30, 2016:

Derivative Investment Type	Location of Gain/Loss on Derivative
Equity/Currency/Commodity/	Net Realized gain (loss) from Futures
Interest rate contracts	Net change in unrealized appreciation (depreciation) on Futures
Net Realized gain (loss) from Swaps
Net change in unrealized appreciation (depreciation) on Swaps

Monte Chesapeake Macro Strategies Fund

Notes to Consolidated Financial Statements (Continued)

November 30, 2016

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for the year ended November 30, 2016:

Realized gain/(loss) on derivatives recognized in the Statement of Operations
					Total value at
	Equity	Currency	Commodity	Interest Rate	November 30,
Derivative Investment type	Contracts	Contracts	Contracts	Contracts	2016
Futures	$(598,861)	$125,081	$(129,757)	$43,131	$(560,406)
Swaps	—	—	(2,478,836)	—	(2,478,836)

Changes in unrealized appreciation/(depreciation) on derivatives recognized in the Statement of Operations
					Total value at
	Equity	Currency	Commodity	Interest Rate	November 30,
Derivative Investment type	Contracts	Contracts	Contracts	Contracts	2016
Futures	$493,670	$467,040	$82,901	$(67,731)	$975,880
Swaps	—	—	618,401	—	618,401

The notional value of the derivative instruments outstanding as of November 30, 2016 as disclosed in the Consolidated Portfolio of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed above and within the Consolidated Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Associated Risks:

Market Risk: Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund. The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the consolidated portfolio of investments. The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which the Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is exposed to market risk on derivative contracts in that the Fund may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in Fund’s consolidated financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. The Fund’s investments in derivative instruments are exposed to market risk and are disclosed in the consolidated portfolio of investments.

Counterparty Risk: The Portfolio invests in derivative instruments issued for the Portfolio by Deutsche Bank, (“Deutsche) a Deutsche Product (“Product”). If Deutsche becomes insolvent, Deutsche may not be able to make any payments under the Product and investors may lose their capital invested in the Product. A decline in Deutsche’s financial standing is likely to reduce the market value of the Product and therefore the price an investor may receive for the Product if they sell it in the market.

Liquidity Risk: Liquidity risk is the risk that the Fund will encounter difficulty in raising funds to meet commitments. Liquidity risk may result in an inability to sell investments quickly at close to fair value. The Fund’s financial instruments include investments in securities which are not traded on organized public exchanges and which generally may be illiquid. As a result the Fund may not be able to quickly liquidate its investments in these instruments at an amount close to its fair value in order to meet its liquidity requirements. The Fund does not anticipate any material losses as a result of liquidity risk.

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH RELATED PARTIES

Monte Capital Group, LLC serves as the Fund’s investment advisor. Pursuant to an Investment Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an investment advisory

Monte Chesapeake Macro Strategies Fund

Notes to Consolidated Financial Statements (Continued)

November 30, 2016

fee, computed and accrued daily and paid monthly. Prior to June 2, 2016, the advisory fee was calculated at an annual rate of 0.96% and thereafter at an annual rate of 1.70% of the Fund’s average daily net assets. For the year ended November 30, 2016, the Advisor earned advisory fees of $387,910.

The Fund’s Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund to ensure that Total Annual Fund Operating Expenses after fee waiver and/or reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed 2.00%, 2.75% and 1.75% for Class A, Class C and Class I, respectively; until at least March 31, 2017, and then will not exceed 3.00%, 3.75% and 2.75% for Class A, Class C and Class I, respectively; until at least March 31, 2027, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This voluntary limitation may be discontinued without notice at any time. As of November 30, 2016, the Advisor waived $232,219 of expenses. Cumulative expenses subject to the aforementioned conditions will expire November 30 of the following years:

2017	$278,980
2018	148,454
2019	232,219
$659,653

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Board has adopted the Trust’s Master Distribution and Shareholder Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily assets of the Fund’s Class A shares and at an annual rate of 1.00% of the average daily net assets attributable to Class C shares. The Fund pays Distributors to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, otherwise required to be provided by the Adviser. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. For the year ended November 30, 2016 pursuant to the Plan, Class A and Class C shares paid $6,429, and $505, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A and Class C shares. During the year ended November 30, 2016, the Distributor received $2,587 in underwriting commissions for sales of Class A, of which $247 was retained by the principal underwriter.

In addition, certain affiliates of the Distributor provide services to the Fund(s) as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. A Trustee and Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Trust for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS would receive customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if shareholders sell their shares after holding them for less than thirty days. The redemption fee is paid directly to the Fund from which

Monte Chesapeake Macro Strategies Fund

Notes to Consolidated Financial Statements (Continued)

November 30, 2016

the redemption is made. For year ended November 30, 2016, the Fund assessed $20, $1 and $649 for Class A, Class C and Class I, respectively.

6.	TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the year ended November 30, 2016 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	November 30, 2016	November 30, 2015
Ordinary Income	$169,451	$—
Long-Term Capital Gain	90,626	—
Return of Capital	—	—
	$260,077

There were no distributions for the fiscal year ended November 30, 2015.

As of November 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Post October	Unrealized	Other	Total
Ordinary	Long-Term	Carry	& Late year	Appreciation/	Book/Tax	Accumulated
Income	Gains	Forwards	Losses	(Depreciation)	Differences	Earnings/(Deficits)
$—	$112,785	$—	$(212,699)	$166,133	$(3,146,044)	$(3,079,825)

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $212,699.

The difference between book basis and tax basis accumulated net investment income/(loss) and accumulated net realized gain/(loss) from investments is primarily attributable to the mark-to-market on open futures contracts, and tax adjustments for the Fund’s wholly owned subsidiary.

Permanent book and tax differences, primarily attributable to the tax treatment of non-deductible expenses and foreign currency gains/(losses), and tax adjustments for private partnerships, resulted in reclassification for the year ended November 30, 2016, as follows:

Paid	Undistributed	Accumulated
in	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(3,428)	$(219,100)	$222,528

7.	NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”, modifying ASC 946 “Financial Services – Investment Companies”. Under the modifications, investments in affiliated and private investment funds valued at Net Asset Value are no longer included in the fair value hierarchy disclosed in Footnote 2. ASU 2015-07 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods. Early application is permitted. Management is currently evaluating the implications of ASU 2015-07 and its impact on financial statement disclosures.

On October 13, 2016 the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

Monte Chesapeake Macro Strategies Fund

Notes to Consolidated Financial Statements (Continued)

November 30, 2016

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Northern Lights Fund Trust II and
Shareholders of
Monte Chesapeake Macro Strategies Fund

We have audited the accompanying consolidated statement of assets and liabilities of Monte Chesapeake Macro Strategies Fund and its subsidiary, a series of Northern Lights Fund Trust II (the “Trust”), including the consolidated portfolio of investments, as of November 30, 2016, and the related consolidated statement of operations for the year then ended, and the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the four years in the period then ended and for the period December 16, 2011 (commencement of operations) through November 30, 2012. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Monte Chesapeake Macro Strategies Fund and its subsidiary, as of November 30, 2016, and the results of their consolidated operations for the year then ended, and the consolidated changes in their net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the four years in the period then ended and the for the period December 16, 2011 (commencement of operations) through November 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 30, 2017

Monte Chesapeake Macro Strategies Fund

Expense Examples

November 30, 2016 (Unaudited)

As a shareholder of the Monte Chesapeake Macro Strategies Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Monte Chesapeake Macro Strategies Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2016 through November 30, 2016.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Monte Chesapeake Macro Strategies Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized	Beginning Account	Ending	Expense Paid
	Expense	Value	Account Value	During Period*
Actual	Ratio	6/1/16	11/30/16	6/1/16 – 11/30/16
Class A	2.00%	$1,000.00	$1,022.60	$10.11
Class C	2.75%	$1,000.00	$1,020.30	$13.89
Class I	1.75%	$1,000.00	$1,025.00	$8.86

	Annualized	Beginning Account	Ending	Expense Paid
Hypothetical	Expense	Value	Account Value	During Period*
(5% return before expenses)	Ratio	6/1/16	11/30/16	6/1/16 - 11/30/16
Class A	2.00%	$1,000.00	$1,015.00	$10.08
Class C	2.75%	$1,000.00	$1,011.25	$13.83
Class I	1.75%	$1,000.00	$1,016.25	$8.82

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

Monte Chesapeake Macro Strategies Fund

SUPPLEMENTAL INFORMATION (Unaudited)

November 30, 2016

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

At a regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on January 26-27, 2016, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of the Current Investment Advisory Agreement between the Trust, on behalf of, Monte Chesapeake Macro Strategies Fund (“Monte Macro Strategies”) and Monte Capital Group, LLC (“Monte”) (“Current Monte Advisory Agreement”). The Board also considered the approval of the proposed Amended Advisory Agreement between the Trust, on behalf of Monte Macro Strategies and Monte (“Amended Monte Advisory Agreement”). The Board further considered the approval of the Sub-Advisory Agreement between Monte and Chesapeake Capital Corporation, LLC (“Chesapeake”) with respect to Monte Macro Strategies (“Chesapeake Sub-Advisory Agreement” together with the Current Monte Advisory Agreement and Amended Monte Advisory Agreement, the “Monte Advisory Agreements”).

Based on their evaluation of the information provided by Monte and Chesapeake, in conjunction with Monte Macro Strategies’ other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved each of the Monte Advisory Agreements with respect to Monte Macro Strategies.

In advance of the meeting, the Board requested and received materials to assist them in considering the Investment Advisory Agreements and the Sub-Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the Current Monte Advisory Agreement, Amended Monte Advisory Agreement and the Chesapeake Sub-Advisory Agreement, a memorandum prepared by the Independent Trustees’ outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of each of the Monte Advisory Agreements and comparative information relating to the advisory fee and other expenses of Monte Macro Strategies. The materials also included due diligence materials relating to Monte and Chesapeake (including due diligence questionnaires completed by Monte and Chesapeake, Monte’s and Chesapeake’s Forms ADV, select financial information of Monte and Chesapeake, bibliographic information regarding Monte’s and Chesapeake’s key management and investment advisory personnel, and comparative fee information relating to Monte Macro Strategies) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the Current Monte Advisory Agreement and approval of the Amended Monte Advisory Agreement with respect to Monte Macro Strategies. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Current Monte Advisory Agreement and the Amended Monte Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Current Monte Advisory Agreement and the Amended Monte Advisory Agreement. In considering the approval of the Current Monte Advisory Agreement and the Amended Monte Advisory Agreement with respect to Monte Macro Strategies, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. The Board reviewed materials provided by Monte related to the proposed renewal of the Current Monte Advisory Agreement, and the approval of the proposed Amended Monte Advisory Agreement, including its ADV, a description of the manner in which investment decisions are made and executed, a

Monte Chesapeake Macro Strategies Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

November 30, 2016

review of the professional personnel performing services for Monte Macro Strategies, including the team of individuals that primarily monitors and executes the investment process and, in light of the proposal to hire a sub-adviser, would provide oversight of the sub-adviser. The Board discussed the extent of the research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. Additionally, the Board received satisfactory responses from the representative of Monte with respect to a series of important questions, including: whether Monte was involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its management of Monte Macro Strategies; and whether there are procedures in place to adequately allocate trades among its respective clients. The Board reviewed the description provided on the practices for monitoring compliance with Monte Macro Strategies’ investment limitations, noting that the CCO would periodically review the portfolio managers’ performance of his duties to ensure compliance under Monte’s compliance program. The Board then reviewed the capitalization of Monte based on financial information provided by and representations made by Monte and concluded that Monte was sufficiently well-capitalized, or its principals have the ability to make additional contributions in order to meet its obligations to Monte Macro Strategies. The Board concluded that Monte had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Current Monte Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by Monte to Monte Macro Strategies were satisfactory.

Performance. The Board discussed the reports prepared by Morningstar and reviewed the performance of Monte Macro Strategies as compared to its peer group and Morningstar category for the one year and three year periods as of December 31, 2015 noting Monte Macro Strategies underperformed its peer group and Morningstar category for these periods. The Board also reviewed the performance of the Fund versus its benchmark index for the one year, three year and since inception periods noting Monte Macro Strategies underperformed its benchmark for each period. The Board discussed Monte’s efforts to enhance performance over the last eighteen months by migrating fund assets away from commodity pools managed by or derivative instruments providing exposure to Hyman Beck, a commodity trading adviser Monte Macro Strategies previously provided exposure to, to commodity pools managed by or derivative instruments providing exposure to Chesapeake, Monte Macro Strategies’ proposed new Sub-adviser. The Board noted that although Monte Macro Strategies currently underperformed its benchmark, Monte Macro Strategies saw marked improvement in its performance after the migration in comparison to earlier periods. After further discussion, the Board concluded that the performance of Monte Macro Strategies was consistent with the stated investment objective of Monte Macro Strategies and that the Board would continue to monitor the performance of Monte Macro Strategies.

Fees and Expenses. As to the costs of the services to be provided by Monte, the Board discussed the comparison of advisory fees and total operating expense data in a report prepared by Morningstar and reviewed Monte’s current advisory fee and overall expenses compared to its peer group and Morningstar category comprised of funds with similar investment objectives and strategies. The Board noted that Monte currently charges an advisory fee of 0.96% of the Fund’s average net assets (“Current Advisory Fee) and, after waivers earned 0.20%. The Trustees reviewed the fees of the peer group and Morningstar category noting that the current advisory fee is lower than the peer group (1.04%) and Morningstar category (1.24%) averages. The Board then reviewed the contractual arrangements for the Fund, which stated that Monte had agreed to waive or limit its advisory fee and/or reimburse expenses at least until March 31, 2017, in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 2.00%, 2.75% and 1.75% of the Fund’ average net assets, for Class A, Class C and Class I shares, respectively, and found such arrangements to be beneficial to shareholders. The Board concluded that based on Monte’s experience, expertise and services to the Fund, the Current Advisory Fee charged by Monte was reasonable.

Monte Chesapeake Macro Strategies Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

November 30, 2016

The Board then discussed and considered Monte’s proposal to add Chesapeake as a sub-adviser for the managed futures portion of Monte Macro Strategies’ portfolio and Monte’s proposal to increase the advisory fee paid to it by Monte Macro Strategies from 0.96% of the Fund’s average net assets to 1.70% of the Fund’s average net assets (“New Advisory Fee”). The Board considered the proposed restructuring of Monte Macro Strategies, whereby Monte would hire Chesapeake to assist Monte in pursuing the Fund’s multi-asset, long/short global macro strategy by managing and investing a portion of the Fund’s assets directly in futures, forwards, options, spot contracts and swaps (collectively “Futures Interest Contracts”) rather than indirectly through investments in commodity pools managed by Chesapeake or swap agreements providing exposure to such commodity pools. The Board noted Monte’s belief that the costs associated with obtaining exposure to the multi-asset, long/short global macro strategy indirectly are too high. The Board further noted that the commodity pools in which Monte Macro Strategies invests have performance or incentive fees in addition to management fees and that the swap agreements providing exposure to these commodity pools also have fees (“Underlying Fees”). The Board further noted that while these Underlying Fees do not appear in the Monte Macro Strategies’ expense ratio, they do impact the overall performance of the Fund by reducing the return on these investments. The Board further considered Monte’s view that, while the New Advisory Fee payable by Monte Macro Strategies as well as the Fund’s gross total annual operating expenses will increase if the investment advisory fee is increased, hiring Chesapeake as sub-adviser would reduce or eliminate these Underlying Fees and that such reduction will offset if not exceed the impact of the increased investment advisory fee on the Fund’s performance. In evaluating the proposed fee increase, the Board also considered and discussed the proposed restructuring of the Fund and the possibility of keeping the current investment advisory fee and structure in place. Additionally, the Board noted that Monte would be responsible for the sub-advisory fees payable to Chesapeake and that the proposed sub-advisory fee payable to Chesapeake was 0.85% of the Fund’s average net assets. The Board then reviewed the contractual arrangements for Monte Macro Strategies, including the expense reimbursement agreement which stated that Monte had agreed to waive or limit its advisory fee and/or reimburse expenses at least until March 31, 2017, in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 2.00%, 2.75% and 1.75% of the Fund’s average net assets, for Class A, Class C and Class I shares, respectively. The Board noted that although the proposed new advisory fee was high in comparison to the Fund’s peer group as a result of the Board’s earlier discussions and request, the proposed New Advisory Fee was twenty basis points lower than what Monte had originally proposed. The Board further noted that the Fund’s expense limitations, even with an advisory fee increase, would remain unchanged and found such arrangement to be beneficial to shareholders. The Board concluded that based on Monte’s experience, expertise and services to the Fund, the proposed New Advisory Fee to be charged by Monte, while at the high end, was within the bounds of advisory fees for a fund of this type.

Profitability. The Board also considered the level of profits that could be expected to accrue to Monte with respect to Monte Macro Strategies based on profitability reports and analyses reviewed by the Board and the selected financial information of Monte provided by Monte. Specifically, the Board reviewed a profitability report using the Current Advisory Fee and a profitability report using the Proposed New Advisory Fee and taking into consideration the hiring of Chesapeake as the Fund’s sub-adviser. After review and discussion, the Board concluded that based on the services provided by Monte and the projected growth of Monte Macro Strategies, the anticipated profits from Monte’s relationship with Monte Macro Strategies under the Current Advisory Fee and Proposed New Advisory Fee were not and would not be excessive.

Economies of Scale. As to the extent to which the Fund will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the current size of Monte Macro Strategies, Monte’s expectations for growth of Monte Macro Strategies, and concluded that any material economies of scale would not be achieved in the near term.

Monte Chesapeake Macro Strategies Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

November 30, 2016

The Board then reviewed and discussed the written materials that were provided by Chesapeake in advance of the Meeting and deliberated on the approval of the Chesapeake Sub-Advisory Agreement. In addition to the materials described above, the Board reviewed: (i) the nature and quality of the investment advisory services to be provided by Chesapeake, including the experience and qualifications of the personnel providing such services; (ii) the investment strategies and style of investing of Chesapeake; (iii) the performance history of Chesapeake; and (iv) Chesapeake’s financial condition, history of operations and ownership structure. In considering the approval of the Chesapeake Sub-Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. As to the nature, quality and extent of the services to be provided by Chesapeake, the Board noted the experience of the portfolio management and research personnel of Chesapeake, including their experience in the investment field, education and industry credentials. The Board discussed the financial condition of Chesapeake and reviewed supporting materials. The Board reviewed the presentation materials prepared by Chesapeake describing their investment process. The Board received satisfactory responses from Chesapeake with respect to a series of important questions, including: whether Chesapeake was involved in any lawsuits or pending regulatory actions. The Board discussed Chesapeake’s compliance structure and broker selection process. In consideration of the compliance policies and procedures for Chesapeake included in the Board Materials, the Board noted Monte’s assessment that Chesapeake has the capabilities, resources and personnel necessary to provide sub-advisory services to the Fund. Accordingly, the Board concluded that Chesapeake had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing their duties under the Chesapeake Sub-Advisory Agreement and that the nature, overall quality and extent of investment management services to be provided to Monte Macro Strategies were satisfactory.

Performance. The Board considered Chesapeake’s past performance of several private funds and similarly managed separate accounts as well as other factors relating to Chesapeake’s track record. The Board concluded that the performance track record of Chesapeake was satisfactory and that Chesapeake should provide good performance to Monte Macro Strategies and its shareholders going forward.

Fees and Expenses. As to the costs of the services to be provided by Chesapeake, the Board discussed the sub-advisory fee payable to Chesapeake. The Trustees discussed the sub-advisory fee relative to the advisory fee noting that Chesapeake will be paid a sub-advisory of 0.85% of Monte Macro Strategies’ average net assets, representing half of the total advisory fee, and that Monte, rather than Monte Macro Strategies, would be responsible for the payment of such fee. Additionally, the Board noted that Chesapeake will be sharing the impact of the Fund’s expense limitations and splitting the costs associated with running a mutual fund with Monte. After additional discussion, the Board concluded that the sub-advisory fee payable to Chesapeake was reasonable.

Profitability. As to profitability, the Trustees discussed the total fees expected to be paid to Chesapeake, and noted that Chesapeake will receive no other compensation from Monte Macro Strategies or Monte except the sub-advisory fee earned pursuant to the Chesapeake Sub-Advisory Agreement and payable by Monte. As to the profits to be realized by Chesapeake, the Trustees reviewed a profitability analysis that was provided and concluded that Chesapeake’s profitability would not be excessive. Consequently, the Board did not consider Chesapeake’s profitability to be a significant factor. Based on all these factors, the Board concluded that the sub-advisory fee to be paid under the Chesapeake Sub-Advisory Agreement was reasonable in light of the services to be provided thereunder.

Economies of Scale. The Board discussed the current size of Monte Macro Strategies and expectations for growth and since the sub-advisory fee is not paid by Monte Macro Strategies, the Board did not consider whether the sub-

Monte Chesapeake Macro Strategies Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

November 30, 2016

advisory fee should reflect any potential economies of scale that might be realized as the assets of Monte Macro Strategies increase to be a material factor.

Conclusion: Independent counsel again assisted the Board throughout the agreement review process. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the Current Monte Advisory Agreement, the Amended Monte Advisory Agreement, and the Chesapeake Sub-Advisory Agreement, and the weight to be given to each such factor. Accordingly, having requested and received such information from Monte and Chesapeake, as the Board believed to be reasonably necessary to evaluate the terms of each Monte Advisory Agreement as appropriate, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to each Monte Advisory Agreement separately, (a) the terms of the Monte Advisory Agreement are reasonable; (b) the advisory fee is reasonable; and (c) the Monte Advisory Agreement is in the best interests of Monte Macro Strategies and its shareholders, as appropriate. In considering the approval of each of the Monte Advisory Agreements, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of each Monte Advisory Agreement was in the best interests of Monte Macro Strategies and its shareholders as appropriate. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to each Monte Advisory Agreement.

SHAREHOLDER MEETING

The Board of Trustees of Northern Lights Fund Trust II (the “Trust”) held a Special Meeting of the Shareholders of the Monte Chesapeake Macro Strategies Fund (the “Fund”), a series of the Trust, on March 23, 2016 for the purpose of approving an amended and restated Investment Advisory Agreement, by and among the Trust and Monte Capital Group, LLC and to approve a new sub-advisory agreement with Chesapeake Capital Corporation.

At the close of business February 23, 2016, the record date for the Special Meeting of Shareholders, there were outstanding 3,517,558 shares of beneficial interest of the Fund. Accordingly, shares represented in person and by proxy at the Special Meeting equaled 54.62% of the outstanding shares of the Fund. Therefore, a quorum was present for the Fund.

With respect to approval of a proposed amended and restated Investment Advisory Agreement the following votes were cast:

For Approval: 1,915,790 shares voted

Against Approval: 3,509 shares voted

Abstained: 2,039 shares voted

With respect to approval of a proposed new Sub-Advisory Agreement the following votes were cast:

For Approval: 1,916,537 shares voted

Against Approval: 2,762 shares voted

Abstained: 2,039 shares voted

Monte Chesapeake Macro Strategies Fund

SUPPLEMENTAL INFORMATION (Unaudited)

November 30, 2016

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC since 2010 (financial services firm).	1	Director, Aquila Distributors, Trustee, Arrow ETF Trust, Trustee, Arrow Investments Trust; Trustee, Northern Lights Fund Trust IV
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm).	1	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee Since May 2011	Retired since 2008.	1	NONE
Randal D. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. since 2001 (financial services company).	1	Orizon Investment Counsel (financial services company) Board Member

Monte Chesapeake Macro Strategies Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

November 30, 2016

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen** 1972	Trustee Since May 2011	Secretary (since 2001) and General Counsel (from 2001 to 2014) of CLS Investments, LLC; Secretary (since 2001) and General Counsel (from 2001 to 2014) of Orion Advisor Services, LLC; Manager (from 2012 to 2015), General Counsel and Secretary (since 2003) of NorthStar Financial Services Group, LLC; CEO (since 2012), Secretary (since 2003), Manager (since 2005), President (from 2005 to 2013) and General Counsel (from 2003 to 2014) of Northern Lights Distributors, LLC; Secretary and Chief Legal Officer (since 2003) of AdvisorOne Funds; Director, Secretary and General Counsel (since 2004) of Constellation Trust Company; Manager (from 2008 to 2015), CEO (since 2015), General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Northern Lights Compliance Services, LLC; Trustee (since 2011) of Northern Lights Fund Trust II; General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Blu Giant, LLC; Secretary (since 2012), Assistant Secretary (from 2003 to 2012) and General Counsel (from 2012 to 2014) of Gemini Fund Services, LLC; Manager (since 2012) of Arbor Point Advisors, LLC; Secretary and General Counsel (from 2013 to 2015) of NorthStar Holdings, LLC; Secretary (since 2013) and General Counsel (from 2013 to 2014) of Gemini Hedge Fund Services, LLC; Secretary (since 2013) and General Counsel (from 2013 to 2014) of Gemini Alternative Funds, LLC; Secretary of NorthStar CTC Holdings, Inc. (since 2015); Assistant Secretary (from 2011 to 2013) of Northern Lights Fund Trust; and Assistant Secretary (from 2011 to 2013) of Northern Lights Variable Trust	1	NONE
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President Since January 2013	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, LLC (2004 -2012).	N/A	N/A
James P. Ash 80 Arkay Drive. Hauppauge, NY 11788 1976	Secretary Since May 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti Money Laundering Officer Since May 2011	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003 - 2011); CCO of Various clients of Northern Lights Compliance Services, LLC, (Secretary 2003-2011 and Senior Compliance Officer since 2011).	N/A	N/A
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer, Since January 2013	Vice President of Gemini Fund Services, LLC (since 2012); Assistant Vice President, Gemini Fund Services, (2007 - 2012).	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor), Northern Lights Compliance Services, LLC (the Fund’s Compliance provider) and Blu Giant, LLC (the Fund’s Edgar and printing service provider).

***	As of November 30, 2016, the Trust was comprised of 26 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-542-4642.

11/30/16-NLII-v1

Privacy Policy

Rev. July 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

●    CLS Investments, LLC

●    NorthStar Financial Services Group, LLC

●    NorthStar CTC Holdings, Inc.

●    NorthStar Topco, LLC

●    Blu Giant, LLC

●    Gemini Fund Services, LLC

●    Gemini Alternative Funds, LLC

●    Gemini Hedge Fund Services, LLC

●    Northern Lights Compliance Services, LLC

●    Northern Lights Distributors, LLC

●    Orion Advisor Services, LLC

●    Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

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PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-542-4MHB (4642), or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-542-4MHB (4642).

INVESTMENT ADVISOR
Monte Capital Group, LLC
40 Park Ave.
Clarendon Hills, IL 60514

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)       The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2015 - $14,000

2016 - $14,500

(b)	Audit-Related Fees

2015 - None

2016 - None

(c)	Tax Fees

2015 - $3,000

2016 - $3,100

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2015 – None

2016 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2015      2016

Audit-Related Fees:        100%    100%

Tax Fees:        100%    100%

All Other Fees:        100%    100%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2015 - $14,000

2016 - $14,500

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President/Principal Executive Officer

Date 02/06/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President/Principal Executive Officer

Date 02/06/2017

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Treasurer/Principal Financial Officer

Date 02/06/2017